UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 13, 2007
_______________________

SYSCO CORPORATION
(Exact name of registrant as specified in its charter)
_________________________

Delaware	1-06544	74-1648137
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1390 Enclave Parkway, Houston, TX 77077-2099
(Address of principal executive office) (zip code)

Registrant’s telephone number, including area code: (281) 584-1390

N/A
(Former name or former address, if changed since last report)
_________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

ྑ	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

ྑ	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

ྑ	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

ྑ	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY
ARRANGEMENTS OF CERTAIN OFFICERS.

Fiscal 2007 Supplemental Bonus

On August 13, 2007, the Compensation Committee (the “Committee”) of Sysco Corporation (“SYSCO”) determined that the fiscal 2007 performance of Richard J. Schnieders, SYSCO's Chairman of the Board and Chief Executive Officer, exceeded expectations based on its annual review using the criteria set forth in the 2006 Supplemental Performance-Based Bonus Plan (the "Supplemental Plan"), as described in the Registrant’s Report on Form 8-K dated June 9, 2006 and the agreement entered into thereunder in June 2006. The Committee also determined that, as a result, Mr. Schnieders would be entitled to a Supplemental Bonus (as defined in the Supplemental Plan) equal to 17% of his base bonus earned for fiscal 2007 pursuant to the 2005 Management Incentive Plan (the “2005 MIP”).

Further, on August 13, 2007, the Committee also determined that the performance of the other executive officers listed below Mr. Schnieders in the chart below exceeded expectations, both individually and as a group, based on its annual review using the criteria set forth in the Supplemental Plan and the agreements entered into thereunder in June 2006 with each of the executives. The Committee also determined that, as a result, each of these executives would also be entitled to a Supplemental Bonus equal to 17% of his base bonus earned for fiscal 2007 pursuant to the 2005 MIP.

The amounts to be paid under the Supplemental Plan to the executives are as follows:

Name and Title	Supplemental Bonus Awarded
Richard J. Schnieders Chairman and Chief Executive Officer	$ 571,130

William J. DeLaney, III Executive Vice President, Chief Financial Officer (1)	$ 127,713

Kenneth F. Spitler President and Chief Operating Officer	$ 301,402

Larry J. Accardi Executive Vice President, Sales	$ 296,293

Larry G. Pulliam Executive Vice President, Global Sourcing and Supply Chain	$ 275,859

John K. Stubblefield, Jr. (2)	$ 314,173

(1) William J. DeLaney, III was named Executive Vice President and Chief Financial Officer effective July 1, 2007.

(2) John K. Stubblefield, Jr. retired as Executive Vice President, Finance and Chief Financial Officer effective June 30, 2007.

Neither Mr. Schnieders nor the other executives listed above have any material relationship with SYSCO or its affiliates except in respect of their current and past employment relationships, Mr. Schnieders' position as director, Mr. Stubblefield’s position as a former director, ownership of SYSCO securities, and as otherwise disclosed in SYSCO's most recently filed proxy statement and subsequent periodic reports filed with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Sysco Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYSCO CORPORATION

Date: August 15, 2007	By: /s/ Michael C. Nichols
Michael C. Nichols
Senior Vice President, General Counsel
and Corporate Secretary